UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2012 (August 22, 2012)

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American Capital, Ltd.

(Exact name of registrant as specified in its charter)
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DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code: (301) 951-6122
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 22, 2012, American Capital, Ltd. (“American Capital” or the “Company”) completed the refinancing of all of its existing recourse debt with a new four-year $600 million institutional term loan facility (the “Term Loan Facility”), pursuant to a Senior Secured Term Loan Credit Agreement, dated as of August 22, 2012 (the “Term Loan Credit Agreement”), among the Company, as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, BMO Capital Markets Corp. and UBS Securities LLC, as Syndication Agents, Joint Bookrunners and Joint Lead Arrangers, and Citibank, N.A., Credit Suisse Securities (USA) LLC and Goldman Sachs Bank USA, as Managing Agents. Certain of the proceeds from the Term Loan Facility were used to repay the Company’s then-existing recourse debt. The remaining proceeds will be used for working capital and general corporate purposes.
On August 22, 2012, the Company also entered into a four-year $250 million senior secured revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “New Facilities”), pursuant to a Senior Secured Revolving Credit Agreement, dated as of August 22, 2012 (the “Revolving Credit Agreement” and, together with the Term Loan Credit Agreement, the “New Credit Agreements”), among the Company, as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, BMO Capital Markets Corp. and UBS Securities LLC, as Syndication Agents, Joint Bookrunners and Joint Lead Arrangers, and Bank of America, N.A., Citibank N.A., Credit Suisse Securities (USA) LLC and Goldman Sachs Bank USA, as Managing Agents. Draws on the Revolving Credit Facility will be used for working capital and general corporate purposes.
The Term Loan Facility is priced at LIBOR plus 4.25%, with a LIBOR floor of 1.25%, and the Revolving Credit Facility is priced at LIBOR plus 3.75%. The New Facilities mature on August 22, 2016. If the Company refinances the Term Loan Facility with a lower interest rate prior to August 22, 2013, such prepayment will be subject to a 1% premium. Debt under the New Facilities is secured by a first priority lien (subject to certain permitted liens) on certain non-securitized assets of the Company and a second lien on most of the Company’s remaining non-securitized assets, pursuant to a Guarantee and Security Agreement, dated as of August 22, 2012, made by the Company in favor of JPMorgan Chase Bank, N.A., as Collateral Agent. In connection with the refinancing, the Company also entered into a Collateral Agency and Intercreditor Agreement, dated as of August 22, 2012, with JPMorgan Chase Bank, N.A., as Revolver Representative, Term Loan Representative and Collateral Agent (such agreements, together with the New Credit Agreements, the “New Debt Agreements”).
The financial covenants under the Revolving Credit Agreement include maintenance of a (i) maximum total leverage ratio not to exceed 0.75:1.00, (ii) 100% borrowing base coverage and (iii) minimum adjusted EBITDA for American Capital, LLC. Under the Term Loan Credit Agreement, the Company is required to maintain a 100% borrowing base coverage. The Term Loan Facility is subject to mandatory prepayment in certain circumstances, including at any time during a borrowing base deficiency and following the sale or other disposition of any collateral. In addition, the New Credit Agreements also contain restrictions on: (i) the incurrence of certain additional indebtedness and liens, (ii) acquisitions and investments and (iii) the payments of dividends and other distributions. The Company is permitted though under the New Credit Agreements to pay cash dividends if, on the date of such payment and after giving effect thereto, there are no defaults outstanding under the New Credit Agreements and the Company’s borrowing base coverage is at least 150%.
The New Credit Agreements also generally include usual and customary events of default for agreements of their nature. In addition, if any principal of or interest on any loan or any fee or other amount payable by the Company is not paid when due, such overdue amount will bear interest at a rate per annum equal to 2% plus the rate otherwise applicable.
The foregoing summary of the New Debt Agreements does not purport to be complete and is qualified in its entirety by reference to the New Debt Agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.
The following lenders under the New Facilities, or affiliates thereof, have also performed investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses: J.P. Morgan Securities LLC, BMO Capital Markets Corp., UBS Securities LLC, Bank of America, N.A.,

Citibank, N.A., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA.
The Company issued a press release announcing the refinancing on August 22, 2012. The text of the press release is included as Exhibit 99.1 to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 1.02 Termination of a Material Definitive Agreement
On August 22, 2012, upon completion of the Company’s refinancing of its then-existing recourse debt, as described in Item 1.01 above, the following agreements were terminated:

(i)	Indenture, dated as of June 28, 2010, by and between the Company and Wilmington Trust, National Association, as successor trustee;

(ii)	Amended and Restated Credit Agreement, dated as of June 28, 2010, among the Company, as the Borrower, the lenders listed therein and Citigroup North America, Inc., as successor Administrative Agent;

(iii)
Collateral Trust and Intercreditor Agreement, dated as of June 28, 2010, among the Company, Citigroup North America, Inc., as successor Credit Agreement Representative, Wilmington Trust, National Association, as successor Public Note Representative, and U.S. Bank National Association, as Collateral Trustee; and

(iv)	Security Agreement, dated as of June 28, 2010, made by the Company in favor of U.S. Bank National Association, as Collateral Trustee.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant
The information described in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of August 22, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL, LTD.
Dated: August 28, 2012	By:	/s/ Samuel A. Flax
Samuel A. Flax
Executive Vice President, General Counsel and Secretary